Quarterly Holdings Report
for
Fidelity Freedom® Blend 2055 Fund
December 31, 2023
FBF-Y55-NPRT3-0224
1.9892480.105
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.4% 1/25/24 to 3/21/24 (b) (Cost $1,821,063)	1,830,000	1,821,390

Domestic Equity Funds - 49.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	7,949,650	124,173,535
Fidelity Series Commodity Strategy Fund (c)	75,226	6,968,218
Fidelity Series Large Cap Growth Index Fund (c)	4,070,979	77,959,241
Fidelity Series Large Cap Stock Fund (c)	4,262,111	83,281,649
Fidelity Series Large Cap Value Index Fund (c)	10,094,375	148,589,206
Fidelity Series Small Cap Core Fund (c)	32,556	366,258
Fidelity Series Small Cap Opportunities Fund (c)	2,855,489	39,691,291
Fidelity Series Value Discovery Fund (c)	3,656,382	54,406,969
TOTAL DOMESTIC EQUITY FUNDS (Cost $469,746,877)		535,436,367

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	2,060,451	30,268,029
Fidelity Series Emerging Markets Fund (c)	3,462,303	29,291,084
Fidelity Series Emerging Markets Opportunities Fund (c)	6,767,262	117,276,655
Fidelity Series International Growth Fund (c)	4,422,614	75,759,381
Fidelity Series International Index Fund (c)	2,417,233	28,426,661
Fidelity Series International Small Cap Fund (c)	993,454	16,848,975
Fidelity Series International Value Fund (c)	6,474,036	75,551,999
Fidelity Series Overseas Fund (c)	5,819,883	75,483,884
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $427,588,708)		448,906,668

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	115,800	887,027
Fidelity Series Corporate Bond Fund (c)	15,678	146,116
Fidelity Series Emerging Markets Debt Fund (c)	698,740	5,415,234
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	187,252	1,754,549
Fidelity Series Floating Rate High Income Fund (c)	108,017	975,389
Fidelity Series Government Bond Index Fund (c)	31,736	293,554
Fidelity Series High Income Fund (c)	654,462	5,504,028
Fidelity Series Investment Grade Bond Fund (c)	30,029	303,289
Fidelity Series Investment Grade Securitized Fund (c)	16,103	145,250
Fidelity Series Long-Term Treasury Bond Index Fund (c)	10,497,872	61,517,532
Fidelity Series Real Estate Income Fund (c)	111,160	1,054,905
TOTAL BOND FUNDS (Cost $89,146,764)		77,996,873

Short-Term Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	2,180,790	2,181,226
Fidelity Series Government Money Market Fund 5.43% (c)(e)	3,715,999	3,715,999
Fidelity Series Short-Term Credit Fund (c)	18,824	185,421
Fidelity Series Treasury Bill Index Fund (c)	959,289	9,535,331
TOTAL SHORT-TERM FUNDS (Cost $15,617,107)		15,617,977

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,003,920,519)	1,079,779,275
NET OTHER ASSETS (LIABILITIES) - 0.0%	11,980
NET ASSETS - 100.0%	1,079,791,255

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	216	Mar 2024	24,384,375	758,436	758,436
CBOT 5-Year U.S. Treasury Note Contracts (United States)	344	Mar 2024	37,418,063	794,730	794,730
CBOT Long Term U.S. Treasury Bond Contracts (United States)	43	Mar 2024	5,372,313	381,803	381,803

TOTAL PURCHASED					1,934,969

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	35	Mar 2024	8,435,000	(280,046)	(280,046)
ICE MSCI EAFE Index Contracts (United States)	7	Mar 2024	788,340	(4,421)	(4,421)
ICE MSCI Emerging Markets Index Contracts (United States)	150	Mar 2024	7,752,750	(342,335)	(342,335)

TOTAL SOLD					(626,802)

TOTAL FUTURES CONTRACTS					1,308,167
The notional amount of futures purchased as a percentage of Net Assets is 6.3%
The notional amount of futures sold as a percentage of Net Assets is 1.6%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,821,390.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	1,023,885	16,739,506	15,582,165	52,941	-	-	2,181,226	0.0%
Total	1,023,885	16,739,506	15,582,165	52,941	-	-	2,181,226

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	721,751	211,714	8,816	28,066	(469)	(37,153)	887,027
Fidelity Series Blue Chip Growth Fund	87,851,881	25,428,538	17,022,111	630,265	176,663	27,738,564	124,173,535
Fidelity Series Canada Fund	22,841,164	7,678,379	2,205,659	980,565	115,452	1,838,693	30,268,029
Fidelity Series Commodity Strategy Fund	5,521,530	2,456,943	566,659	288,940	(185,526)	(258,070)	6,968,218
Fidelity Series Corporate Bond Fund	27,060	114,507	1,899	2,197	(22)	6,470	146,116
Fidelity Series Emerging Markets Debt Fund	3,906,938	1,272,451	45,842	220,448	(522)	282,209	5,415,234
Fidelity Series Emerging Markets Debt Local Currency Fund	1,332,432	395,601	14,987	83,393	258	41,245	1,754,549
Fidelity Series Emerging Markets Fund	14,909,636	13,826,289	600,218	684,609	(121,050)	1,276,427	29,291,084
Fidelity Series Emerging Markets Opportunities Fund	92,717,330	21,648,456	2,633,122	3,189,504	(6,154)	5,550,145	117,276,655
Fidelity Series Floating Rate High Income Fund	749,888	247,008	36,400	64,728	686	14,207	975,389
Fidelity Series Government Bond Index Fund	74,035	217,636	2,781	3,658	(67)	4,731	293,554
Fidelity Series Government Money Market Fund 5.43%	2,213,510	2,688,636	1,186,147	113,636	-	-	3,715,999
Fidelity Series High Income Fund	3,944,131	1,451,820	47,605	230,156	381	155,301	5,504,028
Fidelity Series International Growth Fund	53,019,207	18,308,156	1,326,375	946,086	(70,461)	5,828,854	75,759,381
Fidelity Series International Index Fund	21,985,380	7,040,434	2,180,924	779,854	(25,276)	1,607,047	28,426,661
Fidelity Series International Small Cap Fund	16,455,494	4,176,891	4,379,243	553,157	(1,752,988)	2,348,821	16,848,975
Fidelity Series International Value Fund	52,881,024	19,732,667	3,170,983	2,357,369	30,957	6,078,334	75,551,999
Fidelity Series Investment Grade Bond Fund	76,501	221,848	3,290	5,384	(62)	8,292	303,289
Fidelity Series Investment Grade Securitized Fund	31,697	110,788	1,900	2,230	(48)	4,713	145,250
Fidelity Series Large Cap Growth Index Fund	55,649,158	15,294,232	7,037,498	617,271	139,518	13,913,831	77,959,241
Fidelity Series Large Cap Stock Fund	61,001,522	18,094,733	3,048,700	4,040,833	84,518	7,149,576	83,281,649
Fidelity Series Large Cap Value Index Fund	113,776,528	35,646,733	8,574,673	5,829,175	(253,691)	7,994,309	148,589,206
Fidelity Series Long-Term Treasury Bond Index Fund	45,433,607	19,594,337	1,521,591	1,253,798	(230,326)	(1,758,495)	61,517,532
Fidelity Series Overseas Fund	52,967,936	18,457,850	1,336,160	1,204,591	(19,105)	5,413,363	75,483,884
Fidelity Series Real Estate Income Fund	1,340,950	357,463	647,648	69,083	(23,329)	27,469	1,054,905
Fidelity Series Short-Term Credit Fund	169,187	12,499	-	3,954	-	3,735	185,421
Fidelity Series Small Cap Core Fund	173,493	162,713	14,970	5,678	854	44,168	366,258
Fidelity Series Small Cap Opportunities Fund	27,916,041	9,162,125	2,167,670	368,762	(121,293)	4,902,088	39,691,291
Fidelity Series Treasury Bill Index Fund	5,665,082	5,195,246	1,319,685	277,533	(2,460)	(2,852)	9,535,331
Fidelity Series Value Discovery Fund	41,718,257	14,964,574	3,790,561	2,473,119	(159,870)	1,674,569	54,406,969
	787,072,350	264,171,267	64,894,117	27,308,042	(2,423,432)	91,850,591	1,075,776,659

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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